Supplement dated May 20, 2013

to the Prospectus and Statement of Additional Information (SAI), as supplemented, of the following fund:

Fund	Prospectuses Dated	SAI Dated
Columbia Funds Series Trust
Columbia Multi-Advisor International Equity Fund	11/8/2012 (for Class R4 and R5 shares) 7/1/2012 (for all other share classes)	2/28/2013

Effective May 20, 2013, Columbia Multi-Advisor International Equity Fund (the Fund) will be managed by Columbia Management Investment Advisers, LLC and Threadneedle International Limited. Accordingly, the following revisions to the Fund’s prospectuses and SAI are made effective on such date:

For the Prospectus

The “Principal Investment Strategies” is superseded and replaced as follows:

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including common stock and preferred stock) of established companies located in at least three countries other than the United States, including emerging market countries. The Fund invests in companies that are believed to have the potential for growth or to be undervalued.

The Fund may also invest in derivatives, including futures, forward foreign currency contracts, other types of forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset. The Fund may invest in derivatives to manage the Fund’s overall risk exposure.

The Fund may invest in companies involved in initial public offerings, tender offers, mergers and other corporate restructurings.

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management) serves as the investment manager to the Fund and will attempt to achieve the Fund’s objective by managing a portion of the Fund’s assets (the Columbia Management sleeve) and selecting one or more subadvisers with regional or global investment expertise to manage other sleeves independently of each other and the Investment Manager. The Investment Manager may change the target allocations of the sleeves among the Investment Manager and the subadvisers from time to time and actual allocations of the sleeves may vary from the targeted allocations due to market conditions and investment results. The Investment Manager monitors the variation between the actual allocations and the targeted allocations and rebalances the allocation periodically. The Investment Manager is responsible for the oversight of the subadviser(s) and retains general investment management responsibility for the Fund.

The Fund’s subadviser is Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager. The subadviser and the Investment Manager use their own methodology for selecting investments.

Columbia Management

The Investment Manager invests a portion of its sleeve primarily in companies located in emerging markets and a portion of its sleeve primarily in companies located in Asia and the Pacific Basin, including Australia, New Zealand and India and other countries within this region.

The Investment Manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing its sleeve. The Investment Manager considers, among other factors:

¡	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value;

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potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macro-economic factors;

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the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock appreciation; and

¡	overall economic and market conditions.

The Investment Manager may sell a security when the security’s price reaches a target set by the Investment

Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The Investment Manager also seeks to manage the Fund’s overall risk exposure by maintaining the industry, geographic and market capitalization exposure for the Fund within targeted ranges through the allocation to sleeves or the use of derivatives.

The Fund may invest in forward foreign currency contracts with a gross notional value up to 100% of the Fund’s net assets. The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, through forward currency contracts, the Fund gains economic exposure comparable to the exposure that it would have if it had bought or sold the currencies directly.

When investing in forward contracts to seek to enhance returns, the Investment Manager utilizes a quantitative, proprietary model that uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of several developed countries’ currencies relative to the U.S. dollar. The Investment Manager will enter into long forward currency contracts for a limited number of the currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar. Conversely, the Investment Manager will enter into short forward currency contracts for a limited number of the currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar. The Investment Manager runs the model regularly and generally seeks to maintain long and short forward currency contracts under this model-driven strategy with approximately equal gross notional values.

The Investment Manager also uses forward contracts to manage the Fund’s overall currency exposures. A forward contract is an agreement between two parties to buy or sell an asset at a specified future time at a price agreed today.

Threadneedle

Threadneedle, an affiliate of the Investment Manager, will primarily invest its sleeve in equity securities of European companies that are believed to offer growth potential. For these purposes, Threadneedle considers a company to be located in Europe if it is organized under the laws of a European country and has a principal office in a European country, if it derives at least 50% of its total revenue from businesses in Europe, or if its equity securities are traded principally on a stock exchange in Europe. Although Threadneedle’s sleeve emphasizes investments in developed countries, it may also invest in securities of companies located in developing or emerging markets.

Threadneedle constructs its sleeve by selecting what it considers to be the best stocks in each sector and region.

When considering a stock for inclusion in the sleeve, Threadneedle conducts fundamental analysis, and will consider inclusion based on the market and thematic ideas. Because Threadneedle is not tied to any one valuation methodology, or screen, or factor, it may pick a diverse range of stocks for the sleeve. In determining whether to add a security to the sleeve, Threadneedle measures the stocks it analyzes against a number of qualitative and quantitative criteria. Generally, Threadneedle is looking for:

¡	a strong management team that has the potential to deliver significant growth;
¡	a robust business model for generating profit and a sustainable franchise;
¡	a sound financial model, with visible growth and returns, a strong balance sheet and cash flow;
¡	upside in a company’s valuation; or
¡	the potential for improvement in any of these factors.

A number of factors may prompt Threadneedle to sell securities. A sale may result from a change in the composition of a relevant benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The “Investment Manager and Portfolio Manager(s)” section is modified to remove references to Marsico Capital Management, LLC.

The “Management of the Fund – Primary Service Providers” section is modified by removing the sub-sections entitled “Marsico Capital Management, LLC” and “Marsico Portfolio Managers.”

For the SAI

All references to Marsico Capital Management, LLC as a Subadviser of the Fund are deleted.

The sections entitled “INVESTMENT ADVISORY AND OTHER SERVICES – The Subadvisers and Investment Subadvisory Services – Marsico Portfolio Managers” and “INVESTMENT ADVISORY AND OTHER SERVICES – The Subadvisers and Investment Subadvisory Services – Marsico Portfolio Manager(s) Information” are modified by deleting all references to James G. Gendelman and Munish Malhotra as portfolio managers of the Fund.

Shareholders should retain this Supplement for future reference.

C-1671-2 A (5/13)